Exhibit 99.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

WHITE RIVER CAPITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

WHITE RIVER CAPITAL, INC.
6051 El Tordo, P.O. Box 9876
Rancho Santa Fe, California 92067
(858) 997-6740

SUPPLEMENT TO PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 11, 2013

To the Shareholders of White River Capital, Inc.:

On or about January 14, 2013, we mailed to you a definitive proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies for use at the special meeting of shareholders of White River Capital, Inc. (“White River”) to be held on February 11, 2013 at 9:00 a.m. Pacific time, at The Inn at Rancho Santa Fe, 5951 Linea Del Cielo, Rancho Santa Fe, California 92067.  The purpose of the special meeting is to consider and vote upon the following proposals:

1.
Merger Agreement Proposal. To approve and adopt the Agreement and Plan of Merger dated as of November 15, 2012, by and among Coastal Credit Holdings, Inc. (“Parent”), Coastal Credit Merger Sub, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), and White River, pursuant to which Merger Sub will be merged with and into White River, with White River surviving the merger as a wholly-owned subsidiary of Parent.  Parent and Merger Sub are affiliated entities of Parthenon Capital Partners, a San Francisco and Boston based private equity firm.

2.
Shareholder Advisory (Non-Binding) Vote on Merger-Related Compensation. To consider and approve, on a non-binding advisory basis, the compensation that may or will become payable to the named executive officers of White River in connection with the merger.

3.
Adjournment. To approve the adjournment of the special meeting, if necessary, to permit the solicitation of additional proxies in the event there are not sufficient votes, in person or by proxy, to approve any of the above proposals.

4.
Other Matters. To transact any other business as may properly come before the special meeting or any adjournments of the special meeting. The board of directors is not aware of any other business to come before the special meeting.

The purpose of this supplement is to provide you with additional information regarding the Merger which has occurred since the filing and delivery of the Proxy Statement.  The following information supplements the Proxy Statement and should be read in conjunction with the Proxy Statement, which should be read in its entirety.  Any page references in the information below are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement unless otherwise defined below.  In making the following supplemental disclosures, White River does not admit in any way that the disclosures are material or otherwise required by law.

The following disclosure is hereby added to the Proxy Statement on page 51 at the end of the section entitled “Proposal 1 – The Merger”:

Litigation

On January 17, 2013, White River received notice that a putative class action lawsuit was filed on January 14, 2013 in the Superior Court of San Diego County, California against White River, each of the members of White River’s board of directors, the Guarantor, Parent, and Merger Sub alleging, among other things, that the board of directors breached fiduciary duties in connection with the board’s approval of the merger and issuing the proxy statement, and that Guarantor, Parent, and Merger Sub aided and abetted such alleged breaches of fiduciary duties.  The cause of action is captioned Fundamental Partners v. Eggemeyer, et al. (Case No. 37-2013-00029777-CU-SL-CTL).  The plaintiff seeks a declaratory judgment that the defendants breached, or aided and abetted in the breach of, their fiduciary duties to the plaintiff and the class members, injunctive relief preventing the consummation of the merger, and damages as a result of the alleged actions of the defendants, including attorneys’ fees and experts fees.  Additionally, on January 23, 2013, the plaintiff filed with the court a motion for a temporary restraining order and expedited discovery seeking to temporarily restrain the consummation of the proposed merger and seeking limited discovery pending a full preliminary injunction hearing.  A hearing before the court on the plaintiff’s motion is currently scheduled for January 31, 2013.  White River strongly believes that the lawsuit is without merit and intends to vigorously defend against the pending claims, including vigorously defending against the motion for temporary restraining order.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

Except for historical information contained herein, this document expresses “forward-looking statements” which are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995, as amended.  Such matters include forward-looking statements regarding the prospective effects and timing of the proposed Merger.  Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions indicate forward-looking statements.  Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties.  White River cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made.  White River may make other written or oral forward-looking statements from time to time.  Readers are advised that various important factors could cause circumstances to differ materially from those anticipated or projected in such forward-looking statements.  Such factors, among others, include, but are not limited to, potential failure to obtain shareholder or regulatory approval for the Merger or to satisfy other conditions to the Merger on the proposed terms and within the proposed timeframe; and other risks discussed in White River’s filings with the SEC, including its Annual Report on Form 10-K, which filings are available from the SEC.  White River undertakes no obligation to publicly update or revise any forward-looking statements.

ADDITIONAL INFORMATION FOR SHAREHOLDERS

In connection with White River’s special meeting of shareholders scheduled for February 11, 2013, White River has filed with the SEC and furnished to White River’s shareholders a definitive proxy statement dated January 11, 2013.  White River’s shareholders can obtain, without charge, a copy of the definitive proxy statement, this proxy statement supplement, and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  White River’s shareholders can also obtain, without charge, a copy of the proxy materials and other relevant documents by directing a request by mail or telephone to White River Capital, Inc., 6051 El Tordo, P.O. Box 9876, Rancho Santa Fe, California 92067, Attention: Corporate Secretary, or from White River’s website, http://www.whiterivercap.com.

White River and its directors and officers may be deemed to be participants in the solicitation of proxies from White River’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed Merger.  Information about White River’s directors and executive officers and their ownership of White River’s common stock is set forth in the proxy statement for White River’s 2012 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 30, 2012, as well as in White River’s definitive proxy statement dated January 11, 2013 in connection with the special meeting.  Shareholders may obtain additional information regarding the interests of White River and its directors and executive officers in the proposed Merger, which may be different than those of White River’s shareholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed Merger, as filed with the SEC.

*   *   *   *   *   *   *

Our board of directors has determined that the merger agreement, the merger, and the transactions contemplated thereby are in the best interests of White River and its shareholders and unanimously recommends that its shareholders vote “FOR” the approval of the adoption of the merger agreement, “FOR” the approval of the non-binding advisory proposal to approve the compensation that may or will become payable to White River’s named executive officers in connection with the merger, and “FOR” the approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement.

With respect to the steps to be taken to vote your shares at the special meeting:

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If you have already voted, you are not required to take any further action.  If you have already voted but wish to change your vote, you may do so by following the directions provided in the definitive proxy statement.

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If you have not yet voted your shares, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO EITHER SUBMIT A PROXY FOR YOUR SHARES ELECTRONICALLY ON THE INTERNET, BY TELEPHONE OR BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD DELIVERED WITH THE DEFINITIVE PROXY STATEMENT. If you wish to change your vote or vote differently in person, your proxy may be revoked at any time prior to the time it is voted at the special meeting.

By Order of the Board of Directors, Martin J. Szumski Chief Financial Officer and Senior Vice President

Rancho Santa Fe, California
January 24, 2013